UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2005 (April 29, 2005)

Date of Report (Date of earliest event reported)

ACCESS ANYTIME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28894	85-0444597
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

5210 Eubank Blvd, NE

Albuquerque, New Mexico 87111

(Address of principal Executive offices)

(505) 299-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition

On April 29, 2005, Access Anytime Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2005.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.

DATE:	April 29, 2005
		By:	/s/ Norman R. Corzine
Norman R. Corzine, Chairman of the Board
and Chief Executive Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number Description

99.1         Press Release dated April 29, 2005.